Exhibit 10.2


                      International Strategic Assets Inc.

                              Management Agreement


         This management agreement will define the parameters of the agreement in place between International Strategic Assets, Inc. and Strategic Futures and Options.

         International Strategic Assets, Inc. shall pay all overhead each month. During the first week of each month, International Strategic Assets, Inc., shall invoice Strategic Futures and Options for half (50%) of the overhead paid, or $9,260.00.

         Strategic Futures and Options shall pay that invoice for $9,260 in full on the fifteenth of the month.

         This agreement is approved and signed by Ronald G. Wolfbauer, President, International Strategic Assets, Inc.

         Dated as of July 1, 2002.


International Strategic Assets, Inc.        Strategic Futures and Options, Inc.


By  /s/ Ronald G. Wolfbauer, Jr.            By  /s/ Ronald G. Wolfbauer, Jr.
------------------------------------        ------------------------------------
Ronald G. Wolfbauer, Jr.                    Ronald G. Wolfbauer, Jr.
President                                   President and CEO



                       1750 Yankee Doodle Road, Suite 202
                                 Eagan, MN 55121
                       Phone: 651-681-8408 1-800-822-7734
                                Fax: 651-406-9331


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                      International Strategic Assets Inc.



                              Management Agreement
                          (updated September 15, 2002)

         This management agreement will re-define the parameters of the agreement in place between International Strategic Assets, Inc. and Strategic Futures and Options.

         International Strategic Assets, Inc. shall pay all overhead each month. During the first week of each month, International Strategic Assets, Inc., shall invoice Strategic Futures and Options for half (50%) of the overhead paid the previous month, or $10,380 (this change includes the addition of administrative support). The new charge shall be effective commencing with the month of August 2002.

         Strategic Futures and Options shall pay that invoice for $10,380 in full on the fifteenth of the month.

         Dated as of September 15, 2002.


International Strategic Assets, Inc.        Strategic Futures and Options, Inc.


By  /s/ Ronald G. Wolfbauer, Jr.            By  /s/ Ronald G. Wolfbauer, Jr.
------------------------------------        -----------------------------------
Ronald G. Wolfbauer, Jr.                    Ronald G. Wolfbauer, Jr.
President                                   President and CEO



                       1750 Yankee Doodle Road, Suite 202
                                 Eagan, MN 55121
                       Phone: 651-681-8408 1-800-822-7734
                                Fax: 651-406-9331